LoanS payable	6 Months Ended
Jun. 30, 2026
Loans Payable
LoanS payable

9. LoanS payable

	June 30, 2026	December 31, 2025
	$	$
Balance, opening	507,601	1,014,918
Repayments – cash	—	(547,917)
Effect of movements on exchange rates	(17,782)	40,600
Balance, closing	489,819	507,601

a) In October 2021, the Company entered into an unsecured non-interest-bearing credit facility agreement with certain directors of the Company. Pursuant to the agreement, the Company may draw advances up to $500,000. In February 2022, the Company amended its credit facility agreement (“2022 Credit Facility”) with certain directors of the Company to increase the facility from up to $500,000 to up to $750,000 and to extend the repayment date to December 31, 2022. As of June 30, 2026, the loan balance was $474,843 (December 31, 2025 - $492,081).

b) On August 2, 2024, the Company entered into a short-term loan with an arm’s length third party for proceeds of C$1,150,000 at an interest rate of 5% per annum, due for repayment on December 31, 2024. The Company repaid C$400,000 in October 2024 and the remaining C$750,000 in April 2025. The interest was waived.

c) During the year ended December 31, 2023, the Company received a short-term non-interest-bearing loan from a former director of the Company for an amount of $38,646. The Company made partial payment. As at June 30, 2026, the loan balance was $14,976 (December 31, 2025 - $15,520).

d) During the year ended December 31, 2024, the Company received $10,763 from the CEO of the Company which was fully repaid during the year ended December 31, 2025.